UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 1998

                      TRANSAMERICAN WASTE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                   0-19615                    13-3487422
(State or other jurisdiction                    (Commission File Number)
(IRS Employer Identification Number)
   of incorporation)
                                10554 TANNER ROAD
                                 HOUSTON, TEXAS
                                    77041
                   (Address of principal executive office)
                                   (Zip Code)

                                (713) 956-1212
             (Registrant's telephone number, including area code)

                   The Exhibit index is located on page 4.

ITEM 5.  OTHER EVENTS.

      On January 27, 1998, TransAmerican Waste Industries, Inc. (the "Company") announced the execution of an agreement for the merger of the Company and TransAmerican Acquisition Corp., a wholly owned subsidiary of USA Waste Services, Inc. ("USA Waste"). Attached as Exhibits 99.1 and 99.2, respectively, and incorporated by reference, are the Agreement and Plan of Merger among the Company, TransAmerican Acquisition Corp. and USA Waste and the joint press release of the Company and USA Waste announcing the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.
            None.

      (b)   Pro forma financial information.
            None.

      (c)   Exhibits:

      99.1 Agreement and Plan of Merger among TransAmerican Waste Industries, Inc., USA Waste Services, Inc. and TransAmerican Acquisition Corp. dated January 26, 1998.

      99.2 Press release titled "USA Waste and TransAmerican Waste Jointly Announce Merger Agreement" dated January 27, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSAMERICAN WASTE INDUSTRIES, INC.


Date:  January 27, 1998             By:   /S/ TOM J. FATJO, III
                                          Tom J. Fatjo,  III, Vice President -
                                          Treasurer

                                  EXHIBIT INDEX

           Exhibit numbers are in accordance with the Exhibit Table
                        in Item 601 of Regulation S-K


EXHIBIT
NUMBER                   EXHIBIT DESCRIPTION
------                   -------------------

99.1      Agreement and Plan of Merger among TransAmerican
          Waste Industries, Inc., USA Waste Services, Inc. and
          TransAmerican Acquisition Corp. dated January 26, 1998.

99.2      Press release titled "USA Waste and TransAmerican
          Waste Jointly Announce Merger Agreement" dated
          January 27, 1998.